--------------------------------------------------------------------------------
                             Important Information
--------------------------------------------------------------------------------

      [Logo]
   John Hancock
------------------
JOHN HANCOCK FUNDS


                                                                  April 18, 2005
Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Biotechnology Fund. The enclosed proxy statement contains information about a proposal to approve the reorganization of John Hancock Biotechnology Fund into another John Hancock fund, John Hancock Health Sciences Fund. If the reorganization of your fund is approved, shareholders of your fund will become shareholders of Health Sciences Fund upon the closing of the reorganization and will receive shares of Health Sciences Fund in proportion to the value of your shares in Biotechnology Fund.

Why is the Reorganization Being Proposed?
The reorganization is intended to consolidate your fund with a similar sector fund also managed by John Hancock Advisers. Like your fund, Health Sciences Fund invests in biotechnology companies. However, Health Sciences Fund has a broader investment approach than your fund and also invests in other health sciences companies in addition to biotechnology companies. This investment approach has historically been less volatile than your fund's narrower investment approach. Health Sciences Fund also has a very competitive longer-term track record while your fund has a shorter performance record. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund.

By combining the two funds, it is hoped that you will benefit in two important ways. First, you will be invested in a fund that has a substantially similar investment objective and management style as your current fund, a very competitive track record and lower historical volatility. Second, you will become a shareholder in a much larger fund and obtain the benefits of a lower expense ratio.

Impact on Fund Expenses
It is important to note that your fund expenses will not increase as a result of the reorganization. In fact, the expenses of Health Sciences Fund after the reorganization are expected to be lower than those of Biotechnology Fund's operating expenses. Health Sciences Fund's current management fee and total operating expenses for the most recent fiscal year are lower than your fund's management fees and operating expenses both before and after fee reductions.

Your Vote Matters
After careful consideration, your fund's trustees have unanimously approved the reorganization of John Hancock Biotechnology Fund into John Hancock Health Sciences Fund. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on June 10, 2005.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the phone number on your proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                Sincerely,

                                                /S/ James A. Shepherdson

                                                James A. Shepherdson
                                                Chief Executive Officer

JOHN HANCOCK BIOTECHNOLOGY FUND
(a series of John Hancock World Fund)
(the "fund")
101 Huntington Avenue
Boston, MA 02199


Notice of Joint Special Meeting of Shareholders
Scheduled for June 8, 2005

This is the formal agenda for the fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting for the fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 8, 2005, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Biotechnology Fund ("your fund" or "Biotechnology Fund") and John Hancock Health Sciences Fund ("Health Sciences Fund"). Under this agreement, your fund would transfer all of its assets to Health Sciences Fund in exchange for Class A, Class B and Class C shares of Health Sciences Fund. These shares would be distributed proportionately to you and the other shareholders of Biotechnology Fund. Health Sciences Fund would also assume Biotechnology Fund's liabilities. Your fund's board of trustees recommends that you vote FOR this proposal.

2.      Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on April 6, 2005, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                            By order of the board of trustees,


                                            Susan S. Newton
                                            Secretary

April 18, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY STATEMENT of
John Hancock Biotechnology Fund
a series of John Hancock World Fund
("Biotechnology Fund," the "Acquired Fund" or "your fund")


PROSPECTUS for
John Hancock Health Sciences Fund
a series of John Hancock World Fund
("Health Sciences Fund" or the "Acquiring Fund")

The address of both the Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                  * * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.


                Acquired Fund        Acquiring Fund      Shareholders Entitled to Vote
----------------------------------------------------------------------------------------
Proposal 1   Biotechnology Fund   Health Sciences Fund   Biotechnology Fund shareholders
----------------------------------------------------------------------------------------

How the Reorganization Will Work

   o The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

   o The Acquiring Fund will issue Class A, Class B and Class C shares to Biotechnology Fund in amounts equal to the value of its net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of Biotechnology Fund in proportion to their holdings of the respective class of shares on the reorganization date.

   o The Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

   o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to consolidate your fund with a similar sector fund managed by John Hancock Advisers. Like your fund, Health Sciences Fund invests in biotechnology companies. However, Health Sciences Fund has a broader investment approach than your fund and invests in health sciences companies, which include biotechnology companies as well as other types of health-care companies. Historically, this investment approach has proven to be more successful and less volatile than your fund's narrower investment approach. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund. Health Sciences Fund also has a longer-term track record that is superior to your fund's shorter performance record.

Reflecting its larger asset size, the expenses of the Health Sciences Fund after the reorganization are expected to be lower than those of Biotechnology Fund's operating expenses both before and after fee reductions. Health Sciences Fund's current management fee and total operating expenses for the most recent fiscal year are lower than your fund's management fees and operating expenses both before and after fee reductions. The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------
 The prospectus of Health Sciences Fund dated                  In the same envelope as this proxy statement and prospectus.
 March 1, 2005, as supplemented.                               These documents are incorporated by reference into (and
 ----------------------------------------------------------    therefore legally part of) this proxy statement and prospectus.
 The annual report to shareholders of Health Sciences Fund
 dated October 31, 2004.
 -----------------------------------------------------------------------------------------------------------------------------
 The prospectus of Biotechnology Fund dated March 1, 2005.     On file with the Securities and Exchange Commission
 ----------------------------------------------------------    ("SEC") or available at no charge by calling our toll-free
 The annual report to shareholders of Biotechnology Fund       number: 1-800-225-5291. Incorporated by reference into
 dated October 31, 2004.                                       (and therefore legally part of) this proxy statement and
 ----------------------------------------------------------    prospectus.
 A Statement of Additional Information dated April 18, 2005, which relates to this proxy statement/prospectus and the
 merger, and contains additional information about the
 Acquired Fund and the Acquiring Fund.
 ----------------------------------------------------------
 The statement of additional information of Health Sciences
 Fund dated March 1, 2005, as revised April 1, 2005.
 ----------------------------------------------------------
 The statement of additional information of Biotechnology
 Fund dated March 1, 2005.
 -----------------------------------------------------------------------------------------------------------------------------
 To ask questions about this proxy statement and prospectus.   Call our toll-free telephone number: 1-800-225-5291
 -----------------------------------------------------------------------------------------------------------------------------


       The date of this proxy statement and prospectus is April 18, 2005.

TABLE OF CONTENTS

                                                                          Page
                                                                          -----
INTRODUCTION ..........................................................     4
PROPOSAL 1 -- BIOTECHNOLOGY FUND ......................................     4
 Summary ..............................................................     4
 Comparison of Investment Risks .......................................    10
 Comparison of Fund Performance .......................................    11
 Proposal to Approve the Agreement and Plan of Reorganization .........    11
PAST PERFORMANCE OF EACH FUND .........................................    13
FURTHER INFORMATION ON THE REORGANIZATION .............................    15
CAPITALIZATION ........................................................    16
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES ....................    17
BOARDS' EVALUATION AND RECOMMENDATION .................................    17
VOTING RIGHTS AND REQUIRED VOTE .......................................    18
INFORMATION CONCERNING THE MEETING ....................................    18
OWNERSHIP OF SHARES OF THE FUNDS ......................................    21
EXPERTS ...............................................................    21
AVAILABLE INFORMATION .................................................    21
EXHIBIT A -- Form of Agreement and Plan of Reorganization .............    A-1

INTRODUCTION


This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, June 8, 2005, at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the reorganization of your fund into Health Sciences Fund (the "Reorganization"). This proxy statement and prospectus is being mailed to your fund's shareholders on or about April 18, 2005.

The proxy statement and prospectus includes information that is specific to this proposal, including a comparison summary. You should read the entire proxy statement carefully, including Exhibit A and the enclosed prospectus and annual report of Health Sciences Fund, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on April 6, 2005, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

Approval of Agreement and Plan of Reorganization Between
Biotechnology Fund and Health Sciences Fund

A proposal to approve an Agreement and Plan of Reorganization between Biotechnology Fund and Health Sciences Fund. Under this Agreement, Biotechnology Fund would transfer all of its assets to Health Sciences Fund in exchange for Class A, Class B and Class C shares of Health Sciences Fund. These shares would be distributed proportionately to the shareholders of Biotechnology Fund. Health Sciences Fund would also assume Biotechnology Fund's liabilities. Biotechnology Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Biotechnology Fund to Health Sciences Fund

COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES


                      Biotechnology Fund                                Health Sciences Fund
-----------------------------------------------------------------------------------------------------------------------
 Business             Each fund is a non-diversified series of John Hancock World Fund, an open-end investment management company organized as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------------
 Net assets as of     $16,518,014                                       $263,970,006
 March 31, 2005
-----------------------------------------------------------------------------------------------------------------------

 Investment adviser   Investment Adviser:
 and portfolio        John Hancock Advisers, LLC
 manager
                      Portfolio Manager:
                      Robert C. Junkin, CPA
                      - Vice President of Adviser
                      - Joined fund team in 2005
                      - Joined Adviser in 2003
                      - Vice President, Pioneer Investments, Inc. (1997-2002)
                      - Began business career in 1998

-----------------------------------------------------------------------------------------------------------------------
 Investment           The fund seeks long-term capital appreciation.    The fund seeks long-term growth of capital.
 objective
-----------------------------------------------------------------------------------------------------------------------
                      This objective is non-fundamental and can be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------

                                       4

COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                       Biotechnology Fund                                 Health Sciences Fund
-------------------------------------------------------------------------------------------------------------------------------
 Primary               The fund normally invests at least 80% of          The fund normally invests at least 80% of its
 investments           its assets in securities of U.S. and foreign       assets in stocks of U.S. and foreign health sciences
                       biotechnology companies. These companies are       companies. These companies derive more than
                       principally engaged in the research, development   half of their revenues from health sciences related
                       or manufacture of various biotechnological         activities or commit more than half of their assets
                       products, services and processes. Biotechnology    to these activities.
                       companies typically employ genetic engineering
                       to develop new drugs and products in areas such
                       as health care, pharmaceuticals, medical surgery,
                       biochemistry and agriculture.
-------------------------------------------------------------------------------------------------------------------------------
 Investment            In managing the portfolio, the management team for each fund uses fundamental financial analysis to
 strategies            identify individual companies of any size that appear most attractive in terms of growth potential. The team generally assesses the senior management of companies through interviews and company visits.
-------------------------------------------------------------------------------------------------------------------------------
                                                                          In managing the portfolio, the manager studies
                                                                          economic trends to allocate assets among the
                                                                          following major categories:
                                                                          o pharmaceuticals and biotechnology
                                                                          o medical devices and analytical equipment
                                                                          o health-care services
                                                                          The manager also uses broad economic analysis to
                                                                          identify promising industries within these
                                                                          categories.
-------------------------------------------------------------------------------------------------------------------------------
 Foreign securities    Each fund may invest directly in securities of foreign issuers as well as in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers.
-------------------------------------------------------------------------------------------------------------------------------
 Diversification       Because each fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.
-------------------------------------------------------------------------------------------------------------------------------
 Active trading        Each fund may trade securities actively.
 Derivatives           Each fund may make use of certain derivatives (investments whose value is based on indices, securities or currencies).
-------------------------------------------------------------------------------------------------------------------------------
 Restricted            Each fund may invest in certain higher-risk securities that are not publicly offered or traded, called
 securities            restricted securities.
-------------------------------------------------------------------------------------------------------------------------------
 Temporary             In abnormal circumstances, each fund may temporarily invest more than 20% of its assets in
 defensive positions   investment-grade short-term securities, cash and cash equivalents.
-------------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Health Sciences Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Health Sciences Fund is commensurate with the amount of risk involved in the authorized investments of your fund.

The funds have substantially similar investment objectives and are managed by the same portfolio manager who employs similar investment strategies for each fund. Although both funds invest in biotechnology companies, Health Sciences Fund invests in a broader range of companies in the health-care sector. Both funds may invest in companies of all capitalization ranges, and both funds may invest a significant portion of their assets in smaller capitalization developing-growth companies. Both funds are non-diversified, may invest in foreign securities, may trade securities actively and may use certain derivatives. If the Reorganization between your fund and Health Sciences Fund takes place, you will continue to hold shares of a non-diversified fund that invests in U.S. and foreign biotechnology companies. However, Health Sciences Fund invests in a broader range of securities than your fund, which allows greater flexibility and less volatility.

COMPARISON OF CLASSES OF SHARES


-----------------------------------------------------------------------------------------------------------------------------
 Class A sales   The Class A shares of both funds have the same characteristics and fee structure.
 charges and     o  Class A shares are offered with front-end sales charges ranging from 2.00% to 5.00% of the fund's
 12b-1 fees         offering price, depending on the amount invested.
                 o  Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.
                 o  There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                 o  Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                 o  Sales charges are waived for the categories of investors listed in the funds' prospectuses.
-----------------------------------------------------------------------------------------------------------------------------
 Class B sales   The Class B shares of both funds have the same characteristics and fee structure.
 charges and     o  Class B shares are offered without a front-end sales charge, but are subject to a CDSC if sold within
 12b-1 fees         six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held for more than six years.
                 o  Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                 o  CDSCs are waived for the categories of investors listed in the funds' prospectus.
                 o  Class B shares automatically convert to Class A shares after eight years.
-----------------------------------------------------------------------------------------------------------------------------
 Class C sales      The Class C shares of both funds have the same characteristics and fee structure.
 charges and     o  Class C shares are offered without a front-end sales charge, but are subject to a CDSC of 1.00% on
 12b-1 fees         shares sold within one year of purchase.
                 o  Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                 o  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.
-----------------------------------------------------------------------------------------------------------------------------
 12b-1 fees      o  These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investing in the fund(s) and may cost more than other types of sales charges.
-----------------------------------------------------------------------------------------------------------------------------

COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES


-----------------------------------------------------------------------------------------------------------------------------
 Buying shares      Investors may buy shares at their public offering price through a financial representative or the funds'
                    transfer agent, John Hancock Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Minimum initial    Class A, Class B and Class C Shares: $1,000 for non-retirement accounts, $500 for retirement accounts
 investment         and $250 for group investments. Investments also may be made on a Monthly Automatic Accumulation
                    Plan, which requires $25 to open an account followed by a monthly minimum investment of $25 thereafter.
-----------------------------------------------------------------------------------------------------------------------------
 Exchanging shares  Shareholders may exchange their shares at net asset value (NAV) with no sales charge for shares of the same class of any other John Hancock fund.
-----------------------------------------------------------------------------------------------------------------------------
 Selling shares     Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                    Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value    All purchases, exchanges and sales are made at a price based on the next determined NAV per share of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                    Exchange, which is normally 4:00 P.M. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------

Summary of Expense Comparison

As indicated in the tables below, the pro forma expenses of Health Sciences Fund after the Reorganization are lower than your fund's expenses, both before and after your fund's expense reimbursement, for all share classes. Your fund's current expense limitation arrangement with John Hancock Advisers, LLC (JHA) is in effect only until February 28, 2006. There can be no assurance that the expense limitation will be extended beyond February 28, 2006 in the event that your fund's shareholders do not approve the Reorganization. Health Sciences Fund does not currently have, and does not intend to have, an expense limitation arrangement with JHA because it has achieved sufficient size to bear all of its own expenses. Health Sciences Fund's current and pro forma management fee rate is lower than your fund's management fee rate at all asset levels, and both funds have the same 12b-1 fee rate for each share class. For the most recent fiscal year ended October 31, 2004, Health Sciences Fund's total and other expenses were also lower than your fund's expenses, both before and after fee reductions.

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show the expenses for each fund for the twelve-month period ended October 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Health Sciences Fund assuming the Reorganization with Biotechnology Fund occurred on November 1, 2003.

                                                                                                 Health Sciences
                                                                                                       Fund
                                                                                                  (Pro Forma for
                                                                                               the 12 months ended
                                                                                Health          October 31, 2004)
                                                            Biotechnology      Sciences      (Assuming Reorganization
                                                                 Fund            Fund        with Biotechnology Fund)
------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                Class A         Class A               Class A
Maximum sales charge (load) imposed on purchases
 (as a % of purchase price)                                       5.00%           5.00%                 5.00%
Maximum sales charge imposed on reinvested dividends              none            none                  none
Maximum deferred sales charge (load) as a % of purchase
 or sale price, whichever is less(1)                              none            none                  none
Redemption fee(2)                                                 none            none                  none
Exchange fee                                                      none            none                  none

Annual fund operating expenses
 (as a % of average net assets)                                 Class A         Class A               Class A
Management fee                                                    0.90%           0.77%                 0.76%
Distribution and service (12b-1) fee                              0.30%           0.30%                 0.30%
Other expenses                                                    0.92%           0.50%                 0.51%
Total fund operating expenses                                     2.12%           1.57%                 1.57%
Expense reimbursement                                             0.52%(3)         N/A                   N/A
Net fund operating expenses                                       1.60%           1.57%                 1.57%

(1)  Except for investments of $1 million or more.

(2)  Does not include wire redemption fee (currently $4.00).


(3) The adviser has contractually agreed to limit Biotechnology Fund's Class A operating expenses to 1.60% of the fund's Class A average daily net assets at least until February 28, 2006.


                                                                                                 Health Sciences
                                                                                                       Fund
                                                                                                  (Pro Forma for
                                                                                               the 12 months ended
                                                                                Health          October 31, 2004)
                                                            Biotechnology      Sciences      (Assuming Reorganization
                                                                 Fund            Fund        with Biotechnology Fund)
------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                Class B         Class B               Class B
Maximum sales charge (load) imposed on purchases
 (as a % of purchase price)                                       none           none                   none
Maximum sales charge imposed on reinvested dividends              none           none                   none
Maximum deferred sales charge (load) as a % of purchase
 or sale price, whichever is less                                 5.00%          5.00%                  5.00%
Redemption fee(1)                                                 none           none                   none
Exchange fee                                                      none           none                   none

Annual fund operating expenses
 (as a % of average net assets)                                 Class B         Class B               Class B
Management fee                                                    0.90%           0.77%                 0.76%
Distribution and service (12b-1) fee                              1.00%           1.00%                 1.00%
Other expenses                                                    0.92%           0.50%                 0.51%
Total fund operating expenses                                     2.82%           2.27%                 2.27%
Expense reduction                                                 0.52%(2)         N/A                   N/A
Net fund operating expenses                                       2.30%           2.27%                 2.27%

(1)  Does not include wire redemption fee (currently $4.00).


(2) The adviser has contractually agreed to limit Biotechnology Fund's Class B operating expenses to 2.30% of the fund's Class B average daily net assets at least until February 28, 2006.

                                                                                                 Health Sciences
                                                                                                       Fund
                                                                                                  (Pro Forma for
                                                                                               the 12 months ended
                                                                                Health          October 31, 2004)
                                                            Biotechnology      Sciences      (Assuming Reorganization
                                                                 Fund            Fund        with Biotechnology Fund)
------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                                Class C        Class C               Class C
Maximum sales charge (load) imposed on purchases
 (as a % of purchase price)                                       none           none                  none
Maximum sales charge imposed on reinvested dividends              none           none                  none
Maximum deferred sales charge (load) as a % of purchase
 or sale price, whichever is less                                 1.00%          1.00%                 1.00%
Redemption fee(1)                                                 none           none                  none
Exchange fee                                                      none           none                  none

Annual fund operating expenses
 (as a % of average net assets)                                 Class C        Class C               Class C
Management fee                                                    0.90%          0.77%                 0.76%
Distribution and service (12b-1) fee                              1.00%          1.00%                 1.00%
Other expenses                                                    0.92%          0.50%                 0.51%
Total fund operating expenses                                     2.82%          2.27%                 2.27%
Expense reduction                                                 0.52%(2)        N/A                   N/A
Net fund operating expenses                                       2.30%          2.27%                 2.27%

(1)  Does not include wire redemption fee (currently $4.00).


(2) The adviser has contractually agreed to limit Biotechnology Fund's Class C operating expenses to 2.30% of the fund's Class C average daily net assets at least until February 28, 2006.


Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Health Sciences Fund, based on fees and expenses incurred during the twelve-month period ended October 31, 2004. Pro forma expenses are included assuming a Reorganization with your fund and Health Sciences Fund. Each example assumes that you reinvested all distributions and that the average annual return was 5%. For Biotechnology Fund, the example assumes the expense limitation is in place through February 28, 2006. The pro forma examples are for comparison purposes only and are not a representation of Health Sciences Fund's actual expenses or returns, either past or future.

                                              Health Sciences Fund
                                Health            (Pro Forma)
             Biotechnology     Sciences     (Assuming Reorganization
Class A           Fund           Fund       with Biotechnology Fund)
-----------------------------------------------------------------------
Year 1           $  667         $  652               $  652
Year 3           $1,095         $  971               $  971
Year 5           $1,548         $1,312               $1,312
Year 10          $2,800         $2,274               $2,274

Class B -- assuming redemption at end of period
-----------------------------------------------------------------------
Year 1           $  746         $  730               $  730
Year 3           $1,137         $1,009               $1,009
Year 5           $1,655         $1,415               $1,415
Year 10          $2,952         $2,430               $2,430

Class B -- assuming no redemption
-----------------------------------------------------------------------
Year 1           $  246         $  230               $  230
Year 3           $  837         $  709               $  709
Year 5           $1,455         $1,215               $1,215
Year 10          $2,952         $2,430               $2,430

Class C -- assuming redemption at end of period
-----------------------------------------------------------------------
Year 1           $  346         $  330               $  330
Year 3           $  837         $  709               $  709
Year 5           $1,455         $1,215               $1,215
Year 10          $3,119         $2,605               $2,605

Class C -- assuming no redemption
-----------------------------------------------------------------------
Year 1           $  246         $  230               $  230
Year 3           $  837         $  709               $  709
Year 5           $1,455         $1,215               $1,215
Year 10          $3,119         $2,605               $2,605

Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

Biotechnology Fund


 Fund Asset Breakpoints       Fee Rate
-----------------------------------------
 First $500,000,000           0.90%
-----------------------------------------
 Next $500,000,000            0.85%
-----------------------------------------
 Amount over $1,000,000,000   0.80%
-----------------------------------------

Health Sciences Fund

 Fund Asset Breakpoints     Fee Rate
-----------------------------------------
 First $200,000,000         0.80%
-----------------------------------------
 Amount over $200,000,000   0.70%
-----------------------------------------

Investment Adviser

John Hancock Advisers, LLC ("JHA" or the "Adviser") is the investment adviser to each fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and had approximately $30 billion in assets under management as of December 31, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

                      Biotechnology Fund                                   Health Sciences Fund
--------------------------------------------------------------------------------------------------------------------------------
 Stock market risk    The value of securities in the fund may go down in response to overall stock market movements.
                      Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.
--------------------------------------------------------------------------------------------------------------------------------
 Industry risk        Because the fund focuses on a single industry, its   Because the fund focuses on a particular group of
                      performance depends in large part on the             industries, its performance depends in large part
                      performance of that industry. As a result, the       on the performance of those industries. As a result,
                      value of your investment may fluctuate more          the value of your investment may fluctuate more
                      widely than it would in a fund that is diversified   widely than it would in a fund that is diversified
                      across sectors.                                      across a larger number of sectors.
--------------------------------------------------------------------------------------------------------------------------------
 Biotechnology/       Because the fund concentrates its investments in     Because the fund concentrates its investments in
 health sciences      the biotechnology industry, its performance is       the health sciences industries, its performance is
 stock risk           closely tied to conditions in this industry. The     closely tied to conditions in these industries. The
                      biotechnology industry is subject to intensive       types of products and services comprising the
                      government regulation, including strict regulatory   health sciences industries tend to become obsolete
                      approval requirements for new drugs and              quickly with the discovery of more effective
                      products. In addition, biotechnology companies       medical techniques. Additionally, the companies
                      could be hurt by intense competition, patent         providing these services and products are subject
                      considerations and rapid technological change.       to strict government regulation which could have
                      Many biotechnology companies are smaller             an unfavorable impact on the price and supply of
                      companies that may have limited product lines        their services and products.
                      and financial and managerial resources, making
                      them vulnerable to isolated business setbacks.       Stocks of health sciences companies as a group
                                                                           could fall out of favor with the market, causing the
                      Stocks of biotechnology companies as a group         fund to underperform funds that focus on other
                      could fall out of favor with the market, causing     types of stocks.
                      the fund to underperform funds that focus on
                      other types of stocks.
--------------------------------------------------------------------------------------------------------------------------------
 Smaller companies    A significant portion of each fund's investments may be in smaller capitalization developing-growth
 risk                 companies with relatively limited operating histories. Investing in these companies involves greater risk and the possibility of greater portfolio price volatility. Smaller-capitalization companies have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups.
--------------------------------------------------------------------------------------------------------------------------------
 Management risk      Either fund's management strategy may fail to produce the intended results. Each fund could underperform its peers or lose money, if the investment strategy does not perform as expected.
--------------------------------------------------------------------------------------------------------------------------------
 Foreign securities   Foreign investments, even if U.S. dollar-denominated or traded, may be more risky than domestic
 risk                 investments. Investments in foreign securities may be affected by potentially unfavorable currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.
--------------------------------------------------------------------------------------------------------------------------------
 Derivatives risk     Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------------------------------------------------------
 Issuer               If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse
 concentration risk   events affecting that issuer.
--------------------------------------------------------------------------------------------------------------------------------
 Active trading       Active trading could increase the fund's transaction costs (thus lowering performance) and increase your taxable distributions.
--------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through December 31, 2004, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page 13 of this proxy statement and prospectus.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization
You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on the Reorganization." The Agreement provides for a Reorganization on the following terms:

     o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on June 10, 2005, but may occur on any later date before September 30, 2005. Biotechnology Fund will transfer all of its assets to Health Sciences Fund and Health Sciences Fund will assume all of Biotechnology Fund's liabilities. This will result in the addition of Biotechnology Fund's assets to Health Sciences Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the closing date of the Reorganization.

     o Health Sciences Fund will issue to Biotechnology Fund Class A shares in an amount equal to the net assets attributable to Biotechnology Fund's Class A shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class A shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of Biotechnology Fund will end up as Class A shareholders of Health Sciences Fund.

     o Health Sciences Fund will issue to Biotechnology Fund Class B shares in an amount equal to the net assets attributable to Biotechnology Fund's Class B shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class B shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of Biotechnology Fund will end up as Class B shareholders of Health Sciences Fund.

     o Health Sciences Fund will issue to Biotechnology Fund Class C shares in an amount equal to the net assets attributable to Biotechnology Fund's Class C shares. As part of the liquidation of Biotechnology Fund, these shares will immediately be distributed to Class C shareholders of record of Biotechnology Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of Biotechnology Fund will end up as Class C shareholders of Health Sciences Fund.

     o After the shares are issued, the existence of Biotechnology Fund will be terminated.

Reasons for the Proposed Reorganization
The board of trustees of your fund believes that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, although both your fund and Health Sciences Fund invest in biotechnology stocks and pursue similar investment strategies, Health Sciences Fund has a broader sector focus. Historically, this investment approach has proven to be more successful and less volatile than your fund's narrower investment approach. As a result, Health Sciences Fund has been able to attract a significantly larger amount of investment than your fund.

Second, Health Sciences Fund has a longer-term track record that is superior to your fund's shorter performance record.

Third, the Reorganization should reduce the per-share expenses incurred by your fund's shareholders. The management fee of Health Sciences Fund is lower at all asset levels than the management fee of your fund. In addition, the historical total expenses of Health Sciences Fund for each class of shares are lower than your fund's historical expenses, even with the benefit of your fund's expense limitation by the Adviser. Your fund's expense limitation is in effect only until February 28, 2006, and may be discontinued at any time thereafter. If the Adviser were to discontinue limiting your fund, the expenses of your fund will be substantially higher than the expenses of Health Sciences Fund.

Fourth, the combined fund may be better positioned to attract assets than your fund. Health Sciences Fund's greater asset size may allow it, relative to your fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per-share expenses as fixed expenses are shared over a larger asset base.

Fifth, a combined fund offers economies of scale that may lead to further reductions in per-share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Health Sciences Fund's expense ratio over time because of economies of scale, if the funds are combined.

The board of trustees of Health Sciences Fund considered that the Reorganization presents an excellent opportunity for Health Sciences Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Health Sciences Fund and its shareholders.


The boards of both funds also considered that the Adviser will benefit from the Reorganization. After the Reorganization, the Adviser would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur and the Acquiring Fund is not subject to any expense reimbursement arrangements.


The boards of both funds also considered other benefits that the Adviser and the funds' distributor may receive from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Biotechnology Fund and Health Sciences Fund have determined that, if the Reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Biotechnology Fund's Rule 12b-1 Plans will be reimbursable expenses under Health Sciences Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Health Sciences Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Biotechnology Fund and Health Sciences Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

Rule 12b-1 Payments and Unreimbursed Expenses

                              Aggregate
                            Dollar Amount        Unreimbursed        Unreimbursed
                            of 12b-1 Fees         Rule 12b-1        Expenses as %
                            Paid (for the        Expenditures       of Each Class'
                           12 months ended    (as of October 31,     Average Net
 Name of Fund             October 31, 2004)          2004)              Assets
----------------------------------------------------------------------------------
 Biotechnology Fund        $   29,159 (A)       $ 39,174 (A)           0.40% (A)
----------------------------------------------------------------------------------
                           $   97,259 (B)       $219,402 (B)           2.26% (B)
----------------------------------------------------------------------------------
                           $   35,591 (C)       $ 48,920 (C)           1.37% (C)
----------------------------------------------------------------------------------
 Health Sciences Fund      $  384,964 (A)       $147,823 (A)           0.12% (A)
----------------------------------------------------------------------------------
                           $1,550,706 (B)       $479,185 (B)           0.31% (B)
----------------------------------------------------------------------------------
                           $  142,009 (C)       $ 72,140 (C)           0.51% (C)
----------------------------------------------------------------------------------

 Pro Forma (Health Sciences Fund):   $  414,123 (A)       $186,997 (A)         0.14% (A)
 Assuming Reorganization             ---------------------------------------------------
                                     $1,647,965 (B)       $698,587 (B)         0.42% (B)
 with Biotechnology Fund             ---------------------------------------------------
                                     $  177,600 (C)       $121,060 (C)         0.68% (C)


If the Reorganization had taken place on October 31, 2004, the pro forma combined unreimbursed expenses of Health Sciences Fund's Class A, Class B and Class C shares would have been higher than if no Reorganization had occurred. Nevertheless, Health Sciences Fund's assumption of Biotechnology Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Health Sciences Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Health Sciences Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund.

The bar chart under "Calendar Year Total Returns" shows how each fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under "Average Annual Total Returns" shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Class A performance is shown both before and after taxes for each fund. Past performance before and after taxes does not indicate future results.

 Calendar Year Total Returns


1995                    39.88%

1996                     6.50%

1997                    29.73%

1998                    19.49%

1999                    -0.64%

2000                    38.22%

2001                   -11.85%

2002                   -47.91%
                       -19.81%

2003                    50.19%
                        26.35%

2004                    10.55%
                        11.70%

Year-To-Date and Quarterly Returns

Biotechnology Fund's year-to-date return as of March 31, 2005 for Class A shares was -12.87%. During the period shown in the bar chart, the fund's highest quarterly return was 33.79% for the quarter ended June 30, 2003, and the lowest quarterly return was -33.13% for the quarter ended June 30, 2002.

Health Sciences Fund's year-to-date return as of March 31, 2005 for Class A shares was -4.31%. During the period shown in the bar chart, the fund's highest quarterly return was 23.14% for the quarter ended June 30, 1997, and the lowest quarterly return was -18.76% for the quarter ended March 31, 2001.

Average Annual Total Returns for Periods Ending December 31, 2004


                                                                                    10 Years
                                                                                  (or life of
                                                          1 Year      5 Years     Class/Fund*)
-----------------------------------------------------------------------------------------------
Biotechnology Fund
 Class A -- Before Taxes                                    5.07%       N/A          -4.83%
 Class A -- After Taxes on Distributions (1)                5.07%       N/A          -4.84%
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares (1)                                           3.30%       N/A          -4.07%
 Class B -- Before Taxes                                    4.84%       N/A          -4.97%*
 Class C** -- Before Taxes                                  8.84%       N/A          -4.21%*
S&P 500 Index(2)                                           10.88%       N/A           1.02%*
Nasdaq Biotechnology Index(3)                               6.13%       N/A          -5.31%*


Health Sciences Fund
 Class A -- Before Taxes                                    6.11%      5.55%         11.63%
 Class A -- After Taxes on Distributions(1)                 5.54%      5.04%         11.16%
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares(1)                                            4.64%      4.60%         10.21%
 Class B -- Before Taxes                                    5.93%      5.57%         11.56%
 Class C** -- Before Taxes                                  9.93%      5.89%          5.93%*
S&P 500 Index(2)                                           10.88%     -2.30%         12.07%*
Russell 3000 Healthcare Index(4)                            3.91%      3.39%         13.98%*


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.

(3) The Nasdaq Biotechnology Index is an unmanaged index of the largest and most actively traded Nasdaq biotechnology stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.

(4) The Russell 3000 Healthcare Index is an unmanaged index of health-care sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalizations.


* Inception dates for each class/fund that have fewer than 10 calendar years performance are as follows: Health Sciences Fund Class C shares- March 1, 1999; Biotechnology Fund Class A, Class B and Class C shares -- March 1, 2001. The corresponding S&P 500 Index returns for periods since these dates were as follows: Since March 1, 1999, 1.16%; since March 1, 2001, 1.02%. The corresponding Nasdaq Biotechnology Index returns for periods since these dates were as follows: Since March 1, 1999, 9.08%; since March 1, 2001, -5.31%. The corresponding Russell 3000 Healthcare Index returns for periods since these dates were as follows: Since March 1, 1999, 1.67%; since March 1, 2001, -1.36%. With respect to the Russell 3000 Healthcare Index, performance for the ten-year period is provided since the Index's inception on May 23, 1995.


** The average annual total returns for Class C shares have been adjusted to reflect the elimination of the 1% front-end sales charge effective July 15, 2004.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to the Reorganization, for federal income tax purposes:

   o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or
      (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

   o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

   o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

   o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

   o The basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

   o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of the Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for the Reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the closing date of the Reorganization, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form of and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the closing date of the Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Health Sciences Fund shares. Shareholders may not redeem or transfer Health Sciences Fund shares received in the Reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Health Sciences Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund's declaration of trust and by-laws. The fund's obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs.


CAPITALIZATION

With respect to the Proposal, the following tables set forth the capitalization of each fund as of March 31, 2005, and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between March 31, 2005, and the Reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The tables below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.


                               Biotechnology     Health Sciences
                                    Fund              Fund          Pro Forma(1)
----------------------------------------------------------------------------------
Net Assets (millions)               $16.5              $264.0           $280.5
Net Asset Value Per Share
 Class A                            $7.58              $43.99           $43.99
 Class B                            $7.37              $40.27           $40.27
 Class C                            $7.37              $40.27           $40.27
Shares Outstanding
 Class A                          878,807           2,969,015        3,120,444
 Class B                          967,012           3,007,528        3,184,505
 Class C                          369,748             304,426          372,095

(1) Assuming the Reorganization of Biotechnology Fund into Health Sciences Fund occurs. If the Reorganization of your fund had taken place on March 31, 2005, approximately 0.17, 0.18, and 0.18 Health Sciences Fund Class A, Class B, and Class C shares would have been issued for each share of Biotechnology Fund Class A, Class B, and Class C shares, respectively.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

Type of Information                    Headings in Each Prospectus
-----------------------------------------------------------------------------------------------
Investment objective and policies      Goal and Strategy / Main Risks
Portfolio management                   Portfolio Manager
Expenses                               Your Expenses
Custodian                              Business Structure
Shares of beneficial interest          Your Account: Choosing a Share Class
Purchase of shares                     Your Account: Choosing a Share Class, How Sales Charges
                                       are Calculated, Sales Charge Reductions and Waivers,
                                       Opening an Account, Buying Shares, Transaction Policies,
                                       Additional Investor Services
Redemption or sales of shares          Your Account: Selling Shares, How Sales Charges are
                                       Calculated, Transaction Policies
Dividends, distributions and taxes     Dividends and Account Policies

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of Biotechnology Fund, including the trustees who are not "interested persons" of Biotechnology Fund in the Reorganization or the Adviser ("independent trustees"), approved the Reorganization. In particular, the trustees determined that the Reorganization is in the best interests of Biotechnology Fund and that the interests of Biotechnology Fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the board of trustees of Health Sciences Fund, including the independent trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Health Sciences Fund and that the interests of Health Sciences Fund's shareholders would not be diluted as a result of the Reorganization.

        ----------------------------------------------------------------
                   The trustees of your fund recommend that
               shareholders of your fund vote FOR the proposal to
               approve the Agreement and Plan of Reorganization.
        ----------------------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of the proposal described above requires the affirmative vote of a majority of the shares of the Acquired Fund outstanding and entitled to vote on the proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2)  more than 50% of the outstanding shares of the fund.

Shares                       Quorum                        Voting
---------------------------------------------------------------------------------------------------------
 In General                  All shares "present" in       Shares "present" in person will be voted in
                             person or by proxy are        person at the meeting. Shares present by
                             counted towards a quorum.     proxy will be voted in accordance with
                                                           instructions.
---------------------------------------------------------------------------------------------------------
 Proxy with no Voting        Considered "present" at       Voted "for" a proposal.
 Instruction (other than     meeting.
 Broker Non-Vote)
---------------------------------------------------------------------------------------------------------
 Broker Non-Vote             Considered "present" at       Not voted. Same effect as a vote "against" a
                             meeting.                      proposal.
---------------------------------------------------------------------------------------------------------
 Vote to Abstain             Considered "present" at       Not voted. Same effect as a vote "against" a
                             meeting.                      proposal.
---------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating the fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $10,000. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of April 6, 2005 (the "record date"), the number of shares of beneficial interest of the Acquired Fund outstanding were as follows:


                                                                Shares
Fund                                                          Outstanding
-------------------------------------------------------------------------------
Biotechnology Fund
 Class A                                                        878,427
 Class B                                                        963,000
 Class C                                                        366,316


Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
The Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the Adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

   o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

   o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

   o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

   o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

   o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

To vote via the Internet:

     o    Read the proxy statement and have your proxy card(s) at hand.

     o    Go to the Web site on the proxy card.

     o    Enter the "control number" found on your proxy card.

     o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

     o To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders' Proposals

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of April 6, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:


                                                                    Biotechnology Fund
----------------------------------------------------------------------------------------------
Names and Addresses of Owners of More Than 5% of Shares      Class A     Class B      Class C
MLPF&S                                                        5.09%       7.76%        13.67%
For The Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL

Bear Stearns Securities Corp.                                   --          --          6.49%
1 Metrotech Center North
Brooklyn NY

UBS Financial Services Inc.                                     --          --          5.56%
Paul B. Mason
Dorothy M Mason Ten Comm
9441 LBJ Freeway Suite 605
Dallas TX

                                                                   Health Sciences Fund
----------------------------------------------------------------------------------------------
Names and Addresses of Owners of More Than 5% of Shares      Class A     Class B      Class C
MLPF&S                                                          --        7.01%        15.12%
For The Sole Benefit Of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL

Citigroup Global Markets, Inc.                                  --        5.74%         7.63%
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY


As of April 6, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial highlights and financial statements of (i) Health Sciences Fund, for the period ended October 31, 2004, and (ii) Biotechnology Fund, for the period ended October 31, 2004, are incorporated by reference into this proxy statement and prospectus. The financial statements for each fund's most recent fiscal year (but not for semi-annual periods) and financial highlights have been independently audited by the independent auditors PricewaterhouseCoopers LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION


Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., the Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279, and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


You may also visit the funds' website at www.jhfunds.com for a free copy of a prospectus, SAI or annual or semiannual report, or to request other information.

                                                                      EXHIBIT A


AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this [  ]st
day of [       ], 2005, by and between John Hancock World Fund, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock Health Sciences Fund (the "Acquiring Fund") and John Hancock World Fund, a Massachusetts business trust (as defined above, the "Trust"), on behalf of its series, John Hancock Biotechnology Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on June 10, 2005 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares. Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

     1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to that class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be June 10, 2005 or such other date on or before September 30, 2005 as the parties may agree. The closing of the reorganization (the "Closing") shall be held as of 5:00 P.M. at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
          (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before August 31, 2005, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES


     4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

          (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a non-diversified series of the Trust;

          (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (as defined above, the "Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

          (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's proper-ties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

          (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 2004 and the related statement of operations (copies of which have been furnished to the Acquiring Fund), present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 2004 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

          (g) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

          (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) The Acquired Fund has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

          (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

          (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

          (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated [March 1, 2005], (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

          (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
               Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a non-diversified series of the Trust;

          (c) The Class A, Class B, and Class C prospectus of the Acquiring Fund dated March 1, 2005 (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B and Class C shares of the Acquiring Fund, dated March 1, 2005, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) At the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the assets of the Acquiring Fund;

          (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

          (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

          (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 2004 and the related statement of operations for each such period (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of October 31, 2004, the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

          (h) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

          (i) Each of the Acquiring Fund and its predecessors has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquiring Fund will continue to qualify as such as of the Closing Date and thereafter;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

          (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

          (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
               Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Trust on behalf of the Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust, on behalf of the Acquired Fund, will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Trust, on behalf of the Acquired Fund, shall furnish to the Trust, on behalf of the Acquiring Fund, on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under
          Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Section 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code or otherwise, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and shall not take any position inconsistent with such treatment.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

          The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request; and

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

     7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual or voluntary expense limitation; and

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRED FUND, AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND

     The obligations hereunder of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, are each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.6 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Acquired Fund, may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represent and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with transactions contemplated by this Agreement, whether or not the transaction contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Trust's Board of Trustees, on behalf of the Acquiring Fund, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

          (d) by resolution of the Trust's Board of Trustees, on behalf of the Acquired Fund, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this
     Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention: President, and, in either case, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. The Trustees, officers, agents and shareholders of the Trust assume no personal liability for obligations entered into on behalf of the Trust. None of the other series of the Trust shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.



                     [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.





                                 JOHN HANCOCK WORLD FUND on behalf of
                                 JOHN HANCOCK BIOTECHNOLOGY FUND


                                 By: -------------------------------------------



                                    James A. Shepherdson
                                    President and Chief Executive Officer




                                 JOHN HANCOCK WORLD FUND, on behalf of
                                 JOHN HANCOCK HEALTH SCIENCES FUND


                                 By: -------------------------------------------



                                    Susan S. Newton
                                    Senior Vice President and Secretary

                     --------------------------------------
                                      Thank
                                       You


                                   for mailing
                                   your proxy
                                 card promptly!
                     --------------------------------------




     [Logo]
  John Hancock                      John Hancock Funds, LLC
WORLDWIDE SPONSOR                   MEMBER NASD
                                    101 Huntington Avenue
                                    Boston, MA 02199-7603

                                    1-800-225-5291
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                                                                      730PX 4/05

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK BIOTECHNOLOGY FUND
SPECIAL MEETING OF SHAREHOLDERS -June 8, 2005
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) James A. Shepherdson and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Biotechnology Fund ("Biotechnology Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Biotechnology Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 8, 2005 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 18, 2005 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                        Date                     , 2005
                                        -------------------------------

                                         PLEASE SIGN, DATE AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE


                                        ---------------------------------

                                        ---------------------------------
                                                 Signature(s)

                    NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                                  YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Biotechnology Fund ("Biotechnology Fund") and John Hancock Health Sciences Fund ("Health Sciences Fund"). Under this Agreement, Biotechnology Fund would transfer all of its assets to Health Sciences Fund in exchange for shares of Health Sciences Fund. These shares will be distributed proportionately to you and the other shareholders of Biotechnology Fund. Health Sciences Fund will also assume Biotechnology Fund's liabilities.

         FOR      |_|                AGAINST  |_|               ABSTAIN  |_|

                 PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                         Internet Proxy Voting Service
                                Proxy Voting Form
                                  John Hancock
                               Biotechnology Fund

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.



Proposal (1) To approve an Agreement and       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
             Plan of Reorganization between
             John Hancock Biotechnology Fund
             ("Biotechnology Fund") and John
             Hancock Health Sciences Fund
             ("Health Sciences Fund"). Under this
             Agreement, Biotechnology Fund would
             transfer all of its assets to Health
             Sciences Fund in exchange for shares of
             Health Sciences Fund. These shares will
             be distributed proportionately to you
             and the other shareholders of Biotechnology
             Fund. Health Sciences Fund will also assume
             Biotechnology Fund's liabilities.
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       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

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